UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2006

__________________

Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 South McDowell Boulevard Petaluma, California 94954 (Address of Principal Executive Offices)

(707) 763-5600 (Registrant’s telephone number, including area code)
______________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 22, 2006, Tegal Corporation (the “Company”) accepted the resignation of Moss Adams, LLP as its independent registered public accounting firm and engaged Burr, Pilger, and Mayer, LLP as the new independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Moss Adams on the Company’s financial statements as of and for the years ended March 31, 2005 and March 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended March 31, 2005 and March 31, 2006 and through August 22, 2006, there were (1) no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference thereto in their reports on the financial statements for such years, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). The Company has requested that Moss Adams furnish it with a letter addressed to the SEC stating whether or not Moss Adams agrees with the above statements. A copy of such letter dated August 25, 2006 from Moss Adams is being filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended March 31, 2005 and March 31, 2006 and through August 22, 2006, Burr, Pilger and Mayer LLP performed tax services for the Company, but consulting services were not performed by Burr, Pilger and Mayer, LLP or any other independent accounting firm regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Moss Adams, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2006	TEGAL CORPORATION

	By:	/s/ Christine T. Hergenrother
Name: Christine T. Hergenrother
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Moss Adams, LLP